UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2012

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ANNUAL REPORT
March 31, 2012

Table of Contents

Letter to Shareholders	1
Fund Performance	6
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	21
Supplemental Information	22
Expense Example	24

This  report  and  the  financial  statements  contained  herein  are  provided  for  the  general information of the shareholders of the BearlyBullish Fund.   This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

Letter to Shareholders

Market Review – Q1
The strong yearend rally the market experienced in the Fourth Quarter of last year continued broadly through the first quarter of 2012.  Almost unimpeded, the market advanced 12% for the period with little volatility.  From the October 2011 low, the stock market gained 29.09%, however, on a trailing 52 week basis, the S&P 500 is only up 7.11%.  The muted returns are evidence of the extremely volatile 2011 experienced in part as a result of the European Debt Crisis.  Equity market returns were dead flat for the year as a result of the fear that gripped the market as a result of fear of sovereign default across the Atlantic. Meanwhile, that same fear helped create returns of over 28% in U.S. Treasuries as yields plummeted below 2% on the 10 year note.  That exceeds the 24.4% returns experienced in 2008 in the worst financial crisis since the Great Depression.

So what happened?  In our opinion, European Central Bankers finally got their act together in December with the launch of the Long Term Refunding Operation (LTRO).  This program provided $640 billion to European Banks in an effort to free up credit tightened by the sovereign debt crisis. By way of comparison, the Troubled Asset Relief program in the US in 2008 was $700 billion. At first the program was taken with a yawn, but as confidence improved, we began to see global stock and bond markets respond very positively to this infusion of liquidity.  European equity markets returned 7% for the first quarter, and bond yields in Europe backed off significantly

In addition to alleviated fears about Europe, economic data in the U.S. continued to show strength.  Both the Leading Economic Indicators and more importantly, employment data began to pick up steam.  There was also less concern over a hard landing in China, even though they have reduced their GDP forecasts from 8% to 7.5% this year.  Ironically, the U.S. and Europe long for that kind of growth. Western economies might actually be able to grow their way out of its massive Federal debt.  But that’s another story…

Speaking of massive spending – it’s an election year! Despite the negativity of the rhetoric of the campaigns, election years have historically had above average returns. In the period between 1948 and 2008, the stock market generated an average annual return of 9.78%.  There have been numerous attempts to explain this, but the most sensible one is that incumbent parties tend to try to inflate the economy in an effort to get re-elected. This phenomenon, coupled with the massive liquidity the FED is pushing in the economy, could bode well for stocks in 2012.

FUND PERFORMANCE

Since inception (6/15/11) the Fund was 11.05% vs. its peer group (The Bloomberg Active Index BBOEGLUS) at 13.48% and S&P500 Total Return Index which was up 13.24%.  Year to date (03/30/12), the fund is up 13.38% vs. the large cap growth index (Bloomberg) at 16.59% - an underperformance of 321 basis points. However, the Fund did outperform the broader markets (S&P500 TR) 13.38% vs. 12.59%, or by 79 basis points.

The Funds relative performance was negatively impacted by our sector underweights in energy, consumer staples, and technology. Interestingly, while we own Apple, our relative underweight in the stock hurt performance by 51 basis points just by virtue of being underweight the name during its meteoric rise.  Likewise our relative overweight industrials detracted from performance despite recoveries in the sector in the first quarter.

On the positive side, our sector overweights in financials, consumer discretionary, and materials were positive contributors to performance.  Also, in spite of a neutral weighting in healthcare, that sector contributed to performance due to superior stock selection.

Additionally, our relative overweight in the consumer discretionary, utilities, and consumer staples added to overall portfolio performance. Our overweight in materials and our underweight in technology detracted from performance. However the biggest factor in the Fund’s relative outperformance was our 37% cash weighting.

SECTOR REVIEW

The first quarter of 2012 was a complete reversal of 2011.  The worst performing sectors last year were Financials, Technology and Consumer Discretionary and they were the best performing sectors for the first quarter of this year with gains of over 20%.  In 2011, the best performing sector was Utilities as well as being the worst performing sector in the first quarter this year with a loss of over 1%.

Percent of Fund’s Portfolio as of 3/31/12:

Consumer Discretionary – 13.3%
Despite the apparent economic weakness and negative consumer sentiment during the quarter, the American consumer continues to spend money and this sector held up relatively well. It is our highest weighted sector at 10.5% of assets. We diversified across the sector with names like O’Reilly Automotive (ORLY), Amazon.com (AMZN) and Dollar Tree (DLTR).  As the economy recovers and uncertainty is removed in terms of taxes, we continue to believe the consumer will continue spend on discretionary items.

Technology – 9.8%
The first quarter of 2012 saw the technology sector take off, up 21%, a continuation of the strong performance the sector has shown for the last several quarters.  Much of the strength was “Apple induced” as the shares have continued to significantly outperform the sector as well as  the broader markets. While still underweight, we are becoming more constructive on this sector based on its momentum and strong Q1 earnings. Current holdings include the aforementioned Apple (AAPL), Intel (INTC), and KLA Tencor (KLAC).

Consumer Staples 4.9%
While we are not as optimistic about growth prospects in the staples sector overall, we did take positions in names which had the most stable prospects during a volatile period. Overall, we are underweight the sector adding only positions in JM Sucker (SJM), and Dr. Pepper Snapple Group (DPS), and continuing to hold Clorox (CLX).  All of these stocks typically pay high dividends, so their yield potentially helps stabilize the portfolio, adding a component to total return.

Industrials –18.2%
After an unmerciful pounding during the third quarter, the industrials snapped back, returning 11.3% for the quarter.  However, performance was limited in the quarter, primarily due to concerns over China slowing.  We have a slight muffintop (jk) in the sector and continue to like names like Joy Global (JOYG), WW Grainger

(GWW) and Cummins Inc (CMI).  We grow more comfortable with the sector as we see further evidence of an improving economy, especially in the manufacturing sectors.

Energy – 10.4%
We currently hold a neutral weight in this sector.  The fund maintains positions in  Conoco Phillips (COP) in the integrated space and National Oilwell Varco (NOV) in the drilling spaces.  and Marathon Oil (MRO).  The prospects for natural gas on oil production in the North America remain attractive,  keeping our exposure to this sector through EOG Resources (EOG). Oil sands production is another area we find interesting and hold Suncor Energy (SU).

Utilities – 1.6%
As continued signs of a US recovery reducing the attractiveness of this sector.  Likewise, the prospect of rising dividend tax rates under Obama also lessens the appeal.. We currently only hold AT&T (T).

Healthcare – 9.0%
Though a slightly underweight sector, this may become more interesting with the Supreme Court decision on Obamacare in June.  Our positions include Intuitive Surgical (ISRG), a virtual monopoly via their patents in the niche robotics surgery market, inn health insurance, Humana (HUM), and the biomedical area highlights Biogen Idec (BIIB) for their healthy (pardon the pun) pipeline and strong earnings growth.

Materials – 12.5%.
Despite a very rough Q4 of 2011, the materials sector rebounded 11% in Q1 of 2012. We remain constructive on the materials sector based on its extreme under valuations. taking this opportunity to begin increasing our exposure to the sector in names like CF Industries (CF) in agri-business  During the last six months we have added Kronus International (KRO) in the titanium dioxide space and Praxair (PX) in gases. Freeport McMoran (FCX) was an addition due to its compelling valuation and potential as a take-out candidate.

Financials – 17.5%
Our increasingly positive view of the financials in the period, is reflected by taking our weighting from 3.5% at the end of the third quarter to 17.5%.  The sector begin to show strong leadership as European banking concerns abated as a result of the ECB flooding the system with liquidity.  Likewise, the US financials reacted very positively to most of the big banks passing the stress tests, and JP Morgan’s announcement that they were boosting the dividend as well as buying back $15 billion in stock.  The sector serves as a back-door play on the housing market – as employment improves and housing stabilizes (see comments above), mortgages perform better.  Over the last few months we have added Bank of America (BAC), Wells Fargo (WFC) and AIG (AIG).  The sector was up over 22% for the quarter – a very good sign for the market overall.

Cash – 2.8%

Sector Theme - Housing

What is going on in the housing markets?  The XHB, or the home builder’s ETF has surged 58% since the beginning of the year. It is, however, still down 65% since  2007 highs.  XHB includes not just homebuilders, but retail, building materials and home furnishings.  Is this move real, or a giant head fake?  Dare we say the housing market is improving?

The depression in housing in the last five years has been one of the most severe in our country’s history with home sales declining 80% since 2005.  Typically, housing surges after a recession. This time was different. High unemployment and the lack of consumer credit suppressed the market.  Despite government efforts to keep interest rates low and people in their homes, the market slumped doggedly with increased foreclosures adding to existing inventory.

In the bear case, housing prices could remain under pressure as “shadow” inventories (homes in foreclosure or 90 days delinquent) could potentially double to 8 million homes which represents an 18 month supply (“normal” supply being 6 month).  Additional risk to the housing market lies in a potential increase in interest rates. Add to that continued uncertainty in the jobs market and the housing market could remain under pressure for some time.

Yet, we think stocks are telling us something.  Historically, the single biggest driver in housing has been employment. A dramatic improvement in non-farm payrolls was realized with the addition of 855K jobs in the final two quarters of 2011.  Record low housing starts (at post WWII lows) may be creating pent up demand if household growth returns to anything near historical averages (1.2 million new households annually).  Add to that the 300K homes destroyed or torn down annually, and the present 500K housing starts may be insufficient for improving demand.  Lastly, because of record low mortgage rates and dramatic home price declines of 20-30%, affordability is near record levels.

We are staying away from direct exposure to the homebuilders and prefer to play this sector theme on the periphery.  We have added Home Depot (HD) as of 01/04/2012, Kronus International (KRO) as of 12/23/2011, Masco (MAS) as of 01/09/2012 and Fortune Brands (FBHS) as of 03/09/2012.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-337-3707

Equity investments are subject to market fluctuations. Mid cap stocks are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to call out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The Fund is non-diversified and may hold fewer securities than a diversified fund. Holding fewer securities increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

The S&P 500 Index is an unmanaged capitalization-weighted index (weighted by the market value of the companies) of 500 stocks listed on various exchanges. The Barclays Aggregate Bond Index represents the securities of the U.S. dollar-denominated investment grade bond market. The Nasdaq Composite consists of the common stocks and similar securities listed on the NASDAQ stock market. The Bloomberg Active Index BBOEGIUS consists of funds in the BearlyBullish Fund’s peer group. This index represents a peer group of 189 open-end, growth and income funds domiciled in the United States.  It is not possible to invest directly in an Index.

Basis point (definition)- a unit that is equal to 1/100th of 1%.

SPDRS XHB Disclosure
XHB Performance as of 12/31/2011: 1 year- -0.75%, 5 year- -50.65%, Inception (2.10.06)- -57.71%
XHB Performance as of 03/05/2012: 1 year- +13.85%, 5 year- -9.31%, Inception (2.10.06)- -56.56%.,

Expense ratio- .35%.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit spdrs.com for most recent month-end performance.

Before investing, consider the funds' investment objectives, risks, charges and expenses. To obtain a prospectus or summary prospectus which contains this and other information, call 1-866-787-2257 or visit www.spdrs.com. Read it carefully.

ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETFs net asset value. Brokerage commissions and ETF expenses will reduce returns.

HOMEBUILDING SECTOR RISK: The Fund’s assets will generally be concentrated in the homebuilding industry, which means the Fund will be more affected by the performance of the homebuilding industry versus a fund that was more diversified. Companies within the Index can be significantly affected by the national, regional and local real estate markets. This industry is also sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. The building industry can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales

HXB is not sponsored, endorsed, sold, or promoted by Alpha Capital Management or Grand Distribution Services, LLC. Neither do these companies make any representation regarding the advisability of investing in the Funds.

Distributor: State Street Global Markets, LLC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. Certain State Street affiliates provide services and receive fees from the SPDR ETFs.

“SPDR” is a registered trademark of Standard & Poor Financial Services LLC (“S&P”) and has been licensed for use by State Street Corporation. No financial product offered by State Street Corporation or its affiliates is sponsored, endorsed, sold or promoted by S&P or its Affiliates, and S&P and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding units/shares in such products. Further limitations and important information that could affect investors’ rights are described in the prospectus for the applicable product.

BearlyBullish Fund
FUND PERFORMANCE AND SUMMARY
As of March 31, 2012

This graph compares a hypothetical $10,000 investment in the Fund's Investors Class Shares, made at its inception with a similar investment in the S&P 500® Index.  Results include the reinvestment of all dividends and capital gains.

The S&P 500® Index is a market weighted index composed of 500 large capitalization companies.

This index does not reflect expenses, fees or sales charge, which would lower performance.  This index is unmanaged and it is not possible to invest in an index.

Total Returns as of March 31, 2012
	3 Months	6 Months	Since Inception*
BearlyBullish Fund - Investor Class Shares	13.38%	22.03%	11.05%
S&P 500® Index	12.59%	25.89%	13.24%
*	Inception date 6/15/11.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

Gross and net expense ratios for the Investor Class are 2.11% and 1.49% which are the amounts stated in the current prospectus as of the date of this report.  The contractual fee waivers are in effect until July 31, 2012 (it will automatically renew for an additional one year period).

The total returns of individual share classes will differ due to varying expenses between the classes.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 90 days of purchase will be charged 1.00% redemption fee.

The Fund's advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

BearlyBullish Fund
SCHEDULE OF INVESTMENTS
As of March 31, 2012

Number of Shares		Value
	COMMON STOCKS – 97.2%
	CONSUMER DISCRETIONARY – 13.3%
1,192	Amazon.com, Inc.*	$241,392
6,693	Expedia, Inc.	223,814
5,146	Home Depot, Inc.	258,895
5,346	J.C. Penney Co., Inc.	189,409
5,022	Starbucks Corp.	280,679
2,798	Under Armour, Inc. - Class A*	263,012
4,358	Whirlpool Corp.	334,956
		1,792,157
	CONSUMER STAPLES – 4.9%
3,315	Clorox Co.	227,906
3,420	Hershey Co.	209,749
2,811	JM Smucker Co.	228,703
		666,358
	ENERGY – 10.4%
2,701	Anadarko Petroleum Corp.	211,596
2,214	Apache Corp.	222,374
3,057	ConocoPhillips	232,363
2,263	EOG Resources, Inc.	251,419
3,104	National Oilwell Varco, Inc.	246,675
7,180	Suncor Energy, Inc.	234,786
		1,399,213
	FINANCIALS – 17.5%
4,206	American Express Co.	243,359
7,948	American International Group, Inc.*	245,037
34,935	Bank of America Corp.	334,328
7,390	Citigroup, Inc.	270,105
4,301	Cullen/Frost Bankers, Inc.	250,275
6,377	JPMorgan Chase & Co.	293,214
1,750	Public Storage - REIT	241,798
3,860	Travelers Cos., Inc.	228,512
7,809	Wells Fargo & Co.	266,599
		2,373,227
	HEALTH CARE – 9.0%
1,913	Biogen Idec, Inc.*	240,980
2,610	Humana, Inc.	241,373
508	Intuitive Surgical, Inc.*	275,209
3,225	Mednax, Inc.*	239,843

BearlyBullish Fund
SCHEDULE OF INVESTMENTS – Continued
As of March 31, 2012

Number of Shares		Value
	COMMON STOCKS (CONTINUED)
	HEALTH CARE (CONTINUED)
2,173	Perrigo Co.	$224,493
		1,221,898
	INDUSTRIALS – 18.2%
2,344	Cummins, Inc.	281,374
4,750	Eaton Corp.	236,692
2,397	Flowserve Corp.	276,877
12,183	Fortune Brands Home & Security, Inc.*	268,879
2,895	Joy Global, Inc.	212,783
19,298	Masco Corp.	258,014
2,934	Norfolk Southern Corp.	193,145
8,484	Textron, Inc.	236,110
13,500	USG Corp.*	232,200
1,236	W.W. Grainger, Inc.	265,505
		2,461,579
	INFORMATION TECHNOLOGY – 9.8%
515	Apple, Inc.*	308,727
9,852	Intel Corp.	276,940
1,169	International Business Machines Corp.	243,912
4,467	KLA-Tencor Corp.	243,094
603	Mastercard, Inc. - Class A	253,585
		1,326,258
	MATERIALS – 12.5%
1,307	CF Industries Holdings, Inc.	238,724
3,243	Cliffs Natural Resources, Inc.	224,610
5,268	Eastman Chemical Co.	272,303
4,728	Freeport-McMoRan Copper & Gold, Inc.	179,853
11,622	Kronos Worldwide, Inc.	289,853
2,043	Praxair, Inc.	234,209
2,359	Sherwin-Williams Co.	256,353
		1,695,905
	TELECOMMUNICATION SERVICES – 1.6%
7,030	AT&T, Inc.	219,547
	TOTAL COMMON STOCKS (Cost $11,413,666)	13,156,142

	SHORT-TERM INVESTMENTS – 2.8%
379,431	Fidelity Institutional Money Market Fund, 0.21%1	379,431
	TOTAL SHORT-TERM INVESTMENTS (Cost $379,431)	379,431

BearlyBullish Fund
SCHEDULE OF INVESTMENTS – Continued
As of March 31, 2012

TOTAL INVESTMENTS – 100.0% (Cost $11,793,097)	$13,535,573
Liabilities in Excess of Other Assets – 0.0%	(5,527)

TOTAL NET ASSETS – 100.0%	$13,530,046

REIT – Real Estate Investment Trusts

*	Non-income producing security.
1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

BearlyBullish Fund
SUMMARY OF INVESTMENTS
As of March 31, 2012

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrials	18.2%
Financials	17.5%
Consumer Discretionary	13.3%
Materials	12.5%
Energy	10.4%
Information Technology	9.8%
Health Care	9.0%
Consumer Staples	4.9%
Telecommunication Services	1.6%
Total Common Stocks	97.2%
Short-Term Investments	2.8%
Total Investments	100.0%
Liabilities in Excess of Other Assets	0.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

BearlyBullish Fund
STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2012

Assets:
Investments, at value (cost $11,793,097)	$13,535,573
Receivables:
Dividends and interest	3,119
Due from Advisor	4,897
Prepaid expenses	29,146
Total assets	13,572,735

Liabilities:
Payables:
Distribution fees (Note 6)	2,791
Administration fees	3,605
Custody fees	4,927
Fund accounting fees	3,695
Transfer agent fees	6,722
Trustees fees	903
Chief Compliance Officer fees	885
Accrued other expenses	19,161
Total liabilities	42,689

Net Assets	$13,530,046

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$12,324,250
Accumulated net investment income	6,262
Accumulated net realized loss on investments	(542,942)
Net unrealized appreciation on investments	1,742,476
Net Assets	$13,530,046

Shares of beneficial interest issued and outstanding	1,218,474
Net asset value per share	$11.10

See accompanying Notes to Financial Statements.

BearlyBullish Fund
STATEMENT OF OPERATIONS
For the Period June 15, 2011* through March 31, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $329)	$122,279
Interest	2,049
Total investment income	124,328

Expenses:
Advisory fee	86,552
Distribution fees (Note 6)	21,638
Transfer agent fees	29,308
Administration fees	27,013
Offering costs	25,785
Fund accounting fees	23,501
Registration fees	19,464
Audit fees	14,999
Chief Compliance Officer fees	7,151
Shareholder reporting fees	6,543
Legal fees	6,091
Custody fees	4,927
Trustees' fees and expenses	4,768
Miscellaneous	2,844
Insurance fees	1,127

Total expenses	281,711
Advisory fees waived	(86,552)
Other expenses waived or reimbursed	(66,195)
Net expenses	128,964
Net investment loss	(4,636)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(544,863)
Net change in unrealized appreciation/depreciation on investments	1,742,476
Net realized and unrealized gain on investments	1,197,613

Net Increase in Net Assets from Operations	$1,192,977

*	Commencement of operations.

See accompanying Notes to Financial Statements.

BearlyBullish Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period June 15, 2011* to March 31, 2012
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(4,636)
Net realized loss on investments	(544,863)
Net change in unrealized appreciation/depreciation on investments	1,742,476
Net increase in net assets resulting from operations	1,192,977

Distributions to Shareholders:
From net investment income	(4,873)
From net realized gains	-
Total distributions to shareholders	(4,873)

Capital Transactions:
Net proceeds from shares sold	13,233,938
Reinvestment of distributions	4,869
Cost of shares redeemed1	(896,865)
Net increase in net assets from capital transactions	12,341,942

Total increase in net assets	13,530,046

Net Assets:
Beginning of period	-
End of period	$13,530,046

Accumulated net investment income	$6,262

Capital Share Transactions:
Shares sold	1,307,776
Shares reinvested	501
Shares redeemed	(89,803)
Net increase from capital share transactions	1,218,474

*	Commencement of operations.
1	Net of redemption fee proceeds of $2,362.

See accompanying Notes to Financial Statements.

BearlyBullish Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period June 15, 2011* to March 31, 2012
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss	-	1, 2
Net realized and unrealized
gain (loss) on investments	1.10
Total from investment operations	1.10

Less Distributions:
From net investment income	-	1
Total distributions	-

Remption fee proceeds	-	1

Net asset value, end of period	$11.10

Total return	11.05%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,530

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.25%	4
After fees waived and expenses absorbed	1.49%	4, 5
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	-1.82%	4
After fees waived and expenses absorbed	-0.06%	4
Portfolio turnover rate	151%	3

*	Commencement of operations.
1	Amount represents less than $0.01 per share.
2	Based on average shares outstanding for the period.
3	Not annualized.
4	Annualized.
5
The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A,  expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as  litigation) do not exceed 1.49% of average daily net assets for Investor Class Shares.

See accompanying Notes to Financial Statements.

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2012

Note 1 – Organization
BearlyBullish Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund seeks to achieve long-term capital appreciation.  The Fund is authorized to issue two classes of shares: Investor Class and Institutional Class. The Fund’s Investor Class shares commenced investment operations on June 15, 2011. As of March 31, 2012, the Fund’s Institutional Class shares are not available for investment.

Note 2 –Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $33,259, which are being amortized over a one-year period from June 15, 2011 (commencement of operations).

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was signed into law on December 22, 2010.  The Act makes changes to a number of the federal income and excise tax provisions impacting regulated investment companies ("RICs"), including simplification provisions on asset diversification and qualifying income

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2012

tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses.  In general, the provisions of the Act will be effective for taxable years beginning after December 22, 2010, the date of enactment.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions expected to be taken in the Fund’s 2011 tax returns, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended March 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Alpha Capital Management (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to 1.49% of average daily net assets for Investor Class Shares until July 31, 2012.

For the year ended March 31, 2012, the Advisor reimbursed expenses of $152,747. The Advisor may recover from the Fund fees and expenses previously waived or reimbursed if the Fund’s expense ratio, including the recovered expenses, falls below any current expense limit and the expense limit in place at the time the expenses were incurred.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the year in which such reimbursements occurred. At March 31, 2012, the amount of these potentially recoverable expenses was $152,747.  The Advisor may recapture a portion of this amount no later than March 31, 2015.

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2012

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMBFS also serves as the Fund’s transfer agent and UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended March 31, 2012, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2012, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At March 31, 2012, gross unrealized appreciation and depreciation of investments based on cost for federal income tax purposes were as follows:

Cost of investments	$11,872,625

Gross unrealized appreciation	$1,864,649
Gross unrealized depreciation	(201,701)

Net unrealized appreciation on investments	$1,662,948

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Accounting principals generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended March 31, 2012, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

Increase (Decrease)
Paid in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (17,692)	$ 15,771	$ 1,921

As of March 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$6,262
Undistributed long-term capital gains	-
Tax accumulated earnings	6,262
Accumulated capital and other losses	(463,414)
Net unrealized appreciation on investments	1,662,948
Total accumulated earnings	$1,205,796

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2012

The tax character of distributions paid during the fiscal year ended March 31, 2012, was as follows:

Distributions paid from:
Ordinary income	$4,873
Net long term capital gains	-
Total distributions	$4,873

As of March 31, 2012, the Fund had a short-term capital loss carry forward of $463,414, which is not subject to expiration.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Act"), the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, the date of enactment of the Act, for an unlimited period.  Additionally, post-enactment capital loss that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Note 5 - Investment Transactions
For the year ended March 31, 2012, purchases and sales of investments, excluding short-term investments, were $25,085,452 and $13,126,923, respectively.

Note 6 - Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to the Investor Class Shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class Shares, payable to the Advisor as the distribution coordinator. The Institutional Class Shares does not pay any distribution fees.

For the year ended March 31, 2012, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 8 –Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2012

•
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of March 31, 2012, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 22	Level 32	Total
Investments
Common Stocks1	$13,156,142	$-	$-	$13,156,142
Short-Term Investments	379,431	-	-	379,431
Total Investments	$13,535,573	$-	$-	$13,535,573

1	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
2	The Fund did not hold any level 2 or 3 securities as of the beginning and ending of the period.

There were no transfers between Levels as of the beginning and ending of the period.

Note 9 – Recently Issued Accounting Pronouncements
In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU 2011-04 may have on the Fund’s financial statements.

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2012

In December 2011, the FASB issued ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Note 10 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of the BearlyBullish Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of March 31, 2012, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period June 15, 2011 (commencement of operations) to March 31, 2012.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BearlyBullish Fund as of March 31, 2012, and the results of its operations, the changes in its net assets and its financial highlights for the period June 15, 2011 to March 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 25, 2012

BearlyBullish Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

For the year ended March 31, 2012, 100.00% of dividends to be paid from net investment income, including short-term capital gains from the Fund, is designated as qualified dividend income.

For the year ended March 31, 2012, 100.00% of dividends to be paid from net investment income, including short-term capital gains from the Fund, is designated as dividends received deduction available to corporate shareholders.

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 337-3707.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (Born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present)	47	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present)	47	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996)	47	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006)	47	None

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006)	47	Advisors Series Trust (1997 to 2007).
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006)	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006)	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998)
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008)	N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present)	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC  and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

BearlyBullish Fund
EXPENSE EXAMPLE
For the Six Months Ended March 31, 2012 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 10/1/11 to 3/31/12.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		10/1/11	3/31/12	10/1/11 - 3/31/12
Investor Class	Actual Performance	$ 1,000.00	$ 1,221.70	$ 8.27
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.55	7.51

*
Expenses are equal to the Fund’s annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Investment Advisor
Alpha Capital Management
805 Las Cimas Parkway, Ste. 320
Austin, Texas 78746

Independent Counsel
Bingham McCutchen LLP
355 S. Grand Avenue, Suite 4400
Los Angeles, California 90071

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co‐Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co‐Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233‐2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233‐2301

FUND INFORMATION

	TICKER	CUSIP
BearlyBullish Fund – Investor Class	BRBLX	461418493

Privacy Principles of the BearlyBullish Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non‐public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally,  the  Fund  does  not  receive  any  non‐public  personal  information  relating  to  its  shareholders, although certain non‐public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non‐public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the BearlyBuliish Fund for their information.   It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll‐free) at 1‐877‐337‐3707, on the Fund’s website at http://bearlybullish.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12‐month period ended June 30, is also available, without charge and upon request by calling the Fund (toll‐free) at 1‐877‐337‐3707, on the Fund’s website at  http://bearlybullish.com or by accessing the Fund’s Form N‐PX on the SEC’s website at www.sec.gov.

Form N‐Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N‐Q.  The Fund’s Form N‐Q is available on the SEC website at  http://www.sec.gov or by calling the Fund (toll‐free) at 1‐877‐337‐3707.  The Fund’s Form N‐Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551‐8090.

BearlyBullish Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: 1‐877‐337‐3707

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-337-3707.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2012	FYE 3/31/2011
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2012	FYE 3/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 3/31/2012	FYE 3/31/2011
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	June 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	June 8, 2012

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	June 8, 2012